                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):      October 31, 2000


                    NEW ENGLAND LIFE PENSION PROPERTIES IV;
                       A REAL ESTATE LIMITED PARTNERSHIP
            (Exact name of registrant as specified in its charter)


                                 Massachusetts
                (State or Other Jurisdiction of Incorporation)


       0-15429                                           04-2893298
Commission File Number)                       (IRS Employer Identification No.)


  World Trade Center East
  Two Seaport Lane, 16th Fl.
  Boston, MA                                                 02210
(Address of principal executive offices)                   (Zip Code)

                                (617) 261-9000
              Registrant's Telephone Number, Including Area Code



         (Former Name or Former Address, if Changed Since Last Report)

    225 Franklin Street, 25th Floor
              Boston, MA                                     02110
(Address of principal executive offices)                   (Zip Code)

                                (617) 261-9000
              Registrant's Telephone Number, Including Area Code

Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

     New England Life Pension Properties IV; A Real Estate Limited Partnership (the "Partnership"), owns a 50% partnership interest in MORF 6 Venture (the "Joint Venture"), a Maryland general partnership organized to own real property. The remaining 50% is owned by M.O.R.F. 6 Associates Limited Partnership, a Maryland Limited Partnership ("MORF 6"). On October 31, 2000, the Joint Venture sold its property located at 5340 and 5350 Spectrum Drive, Frederick, Maryland. The property was sold to MORF 6 for gross proceeds of $5,941,783. The selling price was determined by arm's length negotiations between the Partnership and MORF 6. The Partnership received net proceeds of approximately $5,208,000, representing a return of capital and accrued priority return totaling approximately $4,480,000 and its 50% share of residual proceeds of approximately $729,000. The Partnership recognized a gain of approximately $897,000.


Item 7.  Financial Statements and Exhibits.
-------------------------------------------

     In connection with the disposition of the asset discussed in Item 2 above, pro forma financial statements are presented below. The pro forma balance sheet is presented as of June 30, 2000 (Exhibit A). The pro forma income statements are presented for the fiscal year ended December 31, 1999 (Exhibit B) and the six month period ended June 30, 2000 (Exhibit C).


                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 13, 2000      NEW ENGLAND LIFE PENSION PROPERTIES IV;
                              A REAL ESTATE LIMITED PARTNERSHIP
                                         (Registrant)



                              By:  Fourth Copley Corp.
                                   Managing General Partner


                              By: /s/ Alison L. Husid
                              ---------------------------------
                              Name:   Alison L. Husid
                              Title:  President and Chief Executive Officer

New England Life Pension Properties IV                               EXHIBIT A
A Real Estate Limited Partnership
Pro Forma Balance Sheet
June 30, 2000
Unaudited

                                                                                       Pro Form      June 30, 2000
                                                                    June 30, 2000     Adjustment       Pro Forma
                                                                    -------------     -----------    -------------
ASSETS

Joint venture held for disposition, net                                4,311,588       (4,311,588)(a)           0

Cash and cash equivalents                                              2,620,757        5,208,291 (a)   7,829,048
Other net assets                                                          30,123                0          30,123
                                                                     -----------      -----------     -----------
                                                                     $ 6,962,468      $   896,703     $ 7,859,171
                                                                     ===========      ===========     ===========


LIABILITIES AND PARTNERS' CAPITAL

Accounts payable                                                     $   113,193      $         0     $   113,193
Accrued management fee                                                     3,274                0           3,274
Deferred disposition fees                                              4,467,341                0       4,467,341
                                                                     -----------      -----------     -----------
Total liabilities                                                      4,583,808                0       4,583,808
                                                                     -----------      -----------     -----------

Partners' capital (deficit):
      Limited partners ($137 per unit,
        120,000 units authorized, 94,997
        units issued and outstanding)                                  2,389,838          887,736 (a)   3,277,574
      General partners                                                   (11,178)           8,967 (a)      (2,211)
                                                                     -----------      -----------     -----------

Total partners' capital                                                2,378,660          896,703       3,275,363
                                                                     -----------      -----------     -----------
                                                                     $ 6,962,468      $   896,703     $ 7,859,171
                                                                     ===========      ===========     ===========

New England Life Pension Properties IV                                 EXHIBIT B
A Real Estate Limited Partnership
Pro Forma Income Statement
Year Ended December 31, 1999
Unaudited

                                                                                                      Year Ended
                                                                   Year Ended         Pro Forma    December 31, 1999
                                                               December 31, 1999      Adjustment       Pro Forma
                                                               -----------------      -----------  -----------------
Investment Activity

Property rentals                                                  $1,487,638         $       0        $1,487,638
Property operating expenses                                         (951,623)                0          (951,623)
Depreciation and amortization                                        (83,830)            1,840 (b)       (81,990)
                                                                 -----------        ----------        ----------
                                                                     452,185             1,840           454,025

Amortization                                                          (4,441)                0            (4,441)
Equity in joint venture earnings                                   1,661,176          (666,696)(b)       994,480
                                                                 -----------        ----------        ----------

     Total real estate operations                                  2,108,920          (664,856)        1,444,064

Gain on sale of joint venture                                      1,927,893                 0         1,927,893
Gain on sale of property                                           3,474,005                 0         3,474,005
                                                                 -----------        ----------        ----------

     Total real estate activity                                    7,510,818          (664,856)        6,845,962

Interest on cash equivalents and short term investments              362,547                 0           362,547
                                                                 -----------        ----------        ----------

     Total investment activity                                     7,873,365          (664,856)        7,208,509


Portfolio Expenses

Management fee                                                       310,709           (70,200)(e)       240,509
General and administrative                                           306,275            (4,000)(f)       302,275
                                                                 -----------        ----------        ----------
                                                                     616,984           (74,200)          542,784
                                                                 -----------        ----------        ----------

Net income (loss)                                                 $7,256,381         $(590,656)       $6,665,725
                                                                 ===========        ==========        ==========

Net income (loss) per limited partnership unit                        $75.62            $(6.15)(c)        $69.47
                                                                 ===========        ==========        ==========

Number of limited partnership units
  outstanding during the year                                         94,997            94,997            94,997
                                                                 ===========        ==========        ==========

New England Life Pension Properties IV                                EXHIBIT C
A Real Estate Limited Partnership
Pro Forma Income Statement
Six Months Ended June 30, 2000
Unaudited

                                                                                              Six Months Ended
                                                           Six Months Ended      Pro Forma      June 30, 2000
                                                            June 30, 2000        Adjustment       Pro Forma
                                                           ----------------      ----------   ----------------
Investment Activity

Amortization                                                        (920)              920 (d)           0
Joint venture earnings                                           346,053          (346,053)(d)           0
                                                               ---------        ----------        --------

     Total real estate activity                                  345,133          (345,133)              0

Interest on cash equivalents and short term investments          148,579                 0         148,579
                                                               ---------        ----------        --------

     Total investment activity                                   493,712          (345,133)        148,579


Portfolio Expenses

Management fee                                                    62,350           (26,550)(e)      35,800
General and administrative                                       174,846                 0         174,846
                                                               ---------        ----------        --------
                                                                 237,196           (26,550)        210,646
                                                               ---------        ----------        --------

Net income (loss)                                               $256,516         $(318,583)       $(62,067)
                                                               =========        ==========        ========

Net income (loss) per limited partnership unit                     $2.67            $(3.32)(c)      $(0.65)
                                                               =========        ==========        ========


Number of limited partnership units
  outstanding during the period                                   94,997            94,997          94,997
                                                               =========        ==========        ========

Pro Forma Financial Statement Footnotes:

(a) Disposition of asset as discussed in Item 2 herein and allocation of the gain to the Partners on such disposition.

(b) Removal of 1999 operating activity related to the disposed asset discussed in Item 2 herein.

(c) Calculation of net loss per limited partnership unit after the removal of operating activity related to the disposed asset discussed in Item 2 herein.

(d) Removal of 2000 year-to-date operating activity related to the disposed asset discussed in Item 2 herein.

(e) Removal of management fees based on distributions received during the pro forma period from the disposed asset discussed in Item 2 herein.

(f) Removal of appraisal fees incurred during the pro forma period for the disposed asset discussed in Item 2 herein.